Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Dated as of October 5, 2023

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of October 5, 2023, by and among NiSource Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), under and in connection with that certain Credit Agreement dated as of December 20, 2022 by and among the Borrower, the financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders signatory hereto (which constitute all of the Lenders under the Credit Agreement) and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto (which constitute all of the Lenders under the Credit Agreement) and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) The definition of “Change of Control” set forth in Section 1.01 of the Credit Agreement is hereby amended to amend and restate clause (f) thereof in its entirety as follows:

“(f) the Borrower shall cease to own at least 70% of the Capital Stock of (x) NIPSCO (except to the extent otherwise permitted under clauses (i) or (ii) of Section 6.01(b)) or (y) any permitted successor to NIPSCO in connection with a transaction permitted under Section 6.01(b)(i)”.

(a) The definitions of “NIPSCO” and “Termination Date” set forth in Section 1.01 of the Credit Agreement are each hereby amended and restated in their entirety as follows:

“ “NIPSCO” means Northern Indiana Public Service Company LLC, an Indiana limited liability company.”

“ “Termination Date” means the earlier of (a) March 15, 2024, and (b) the date upon which amounts payable under this Agreement are accelerated pursuant to Section 8.01 or otherwise.”

(b) Section 6.01(b) of the Credit Agreement is hereby amended to amend and restate clause (i) thereof in its entirety as follows:

“(i) any Subsidiary of the Borrower may merge or consolidate with or transfer assets to or acquire assets from any other Subsidiary of the Borrower, provided that in the case of any such merger, consolidation, or transfer of assets to which NIPSCO is a party, the Borrower shall own at least 70% of the Capital Stock of the continuing or surviving Person; and”.

(c) Section 6.01(b) of the Credit Agreement is hereby further amended to amend and restate clause (iii)(C) thereof in its entirety as follows:

“(C) in the case of any such merger, consolidation, or transfer of assets to which NIPSCO is a party, NIPSCO shall be the continuing or surviving corporation and the Borrower shall own at least 70% of the Capital Stock of NIPSCO after giving effect thereto”.

(d) Section 6.01(c) of the Credit Agreement is hereby amended to delete the reference to “December 31, 2020” in clause (ii)(B) thereof and to substitute “December 31, 2022” therefor.

2. Conditions of Effectiveness. The effectiveness of this Amendment on the date hereof is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders and the Administrative Agent and (ii) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, documented fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of its obligations under this Amendment and the Credit Agreement as modified hereby, are each within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action.

(b) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects, except to the extent that such representations and warranties are specifically limited to a prior date, in which case such representations and warranties were true and correct in all material respects on and as of such prior date, provided, that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by “materiality,” “Material Adverse Effect” or similar language in the text thereof.

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4. Reference to and Effect on the Credit Agreement.

(a) This Amendment shall constitute a Credit Document.

(b) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Credit Document shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Each Credit Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. Without in any way limiting the foregoing, this Amendment shall not constitute a novation of the Credit Documents

(d) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Credit Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Section 11.06(b) of the Credit Agreement shall apply to this Amendment mutatis mutandis.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NISOURCE INC., as the Borrower

By:	/s/ Randy G. Hulen
Name: Randy G. Hulen
Title: Vice President, Investor Relations and Treasurer

Signature Page to Amendment No. 1 to

Credit Agreement (Term Loan)

NiSource

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By:	/s/ Khawaja Tariq
Name: Khawaja Tariq
Title: Vice President

Signature Page to Amendment No. 1 to

Credit Agreement (Term Loan)

NiSource

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joseph McElhinny
Name: Joseph McElhinny
Title: Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement (Term Loan)

NiSource

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Dee Dee Farkas
Name: Dee Dee Farkas
Title: Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement (Term Loan)

NiSource

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement (Term Loan)

NiSource

COBANK, ACB, as a Lender

By:	/s/ David B. Willis
Name: David B. Willis
Title: Lead Relationship Manager

Signature Page to Amendment No. 1 to

Credit Agreement (Term Loan)

NiSource

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ David Dewar
Name: David Dewar
Title: Director

Signature Page to Amendment No. 1 to

Credit Agreement (Term Loan)

NiSource

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ John Ford
Name: John Ford
Title: Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement (Term Loan)

NiSource